Fees Summary	Jun. 16, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	1,465,193.42
Total Transaction Valuation	9,570,172,566.70
Total Offset Amount	0.00
Net Fee	$ 1,465,193.42